Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1
TO
 RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is entered into as of June 10, 2015 (the “Amendment Effective Date”), by and among:

(a)                                 KapStone Receivables, LLC, a Delaware limited liability company (the “Seller”),

(b)                                 KapStone Paper and Packaging Corporation, a Delaware corporation (“KapStone Paper”), as initial Servicer (the “Servicer”),

(c)                                  Wells Fargo Bank, N.A. (“Wells” or a “Purchaser”),

(d)                                 PNC Bank, National Association (“PNC” or a “Purchaser”),

(e)                                  Sumitomo Mitsui Banking Corporation (“SMBC” or a “Purchaser”), New York Branch,

(f)                                   Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Rabobank Nederland) (“Rabobank” or a “Purchaser”), New York Branch, and

(g)                                  Wells Fargo Bank, N.A., in its capacity as administrative agent for the Purchasers (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).

Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Purchase Agreement defined below.

W I T N E S S E T H:

WHEREAS, the Seller, the Servicer, Wells, PNC and the Administrative Agent have entered into that certain Receivables Purchase Agreement dated as of September 26, 2014 (as amended, modified or restated from time to time, the “Purchase Agreement”);

WHEREAS, each of SMBC and Rabobank wishes to become a “Purchaser” under the Purchase Agreement pursuant to this Amendment; and

WHEREAS, the parties hereto desire to amend the Purchase Agreement as hereinafter provided;

NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.                            Incremental New Commitments.  On the Amendment Effective Date, (a) SMBC shall become a “Purchaser” under the Purchase Agreement with a Commitment of $35,000,000 and shall be bound by, and hereby agrees to comply with, the terms, conditions, provisions and obligations relating to a Purchaser under the Purchase Agreement, (b) Rabobank shall become a “Purchaser” under the Purchase Agreement with a Commitment of $35,000,000 and shall be bound by, and hereby agrees to comply with, the terms, conditions, provisions and obligations relating to a Purchaser under the Purchase Agreement, and (c) Wells’ Commitment shall increase by $30,000,000 (each of the foregoing, an “Incremental New Commitment”).  As a result of the Incremental New Commitments, the Facility Limit and the Aggregate Commitment will increase to $275,000,000 on the Amendment Effective Date.

SECTION 2.                            Representations and Warranties of the Seller and the Servicer. In order to induce the Administrative Agent and the Purchasers to enter into this Amendment, each of the Seller and the Servicer hereby represents and warrants to the Administrative Agent and the Purchasers that its respective representations and warranties set forth in Article III of the Purchase Agreement are true and correct on and as of the Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct as of such earlier date.

SECTION 3.                            Re-Balancing Outstandings.  Effective as of the Amendment Effective Date, (a) the Seller will pay to Wells and PNC their respective shares of all accrued and unpaid fees and Yield then owing, and (b) each of SMBC and Rabobank severally agrees to purchase, and each of Wells and PNC severally agrees to sell, participations in Wells’ and PNC’s outstanding investment in the Receivable Interests such that after giving effect thereto, each of the Purchasers will have Capital outstanding that is equal to its Percentage of the Aggregate Capital.

SECTION 4.                            Amendments to the Purchase Agreement.  Effective as of the Amendment Effective Date, in addition to the amendments in Section 1 above, the Purchase Agreement is hereby amended as follows:

(a)                                 Section 3.1(n) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

(n)                                 Not an Investment Company or Covered Fund.  Seller is not and, will not as a result of the transactions contemplated hereby be, required to register as an “investment company” or a company “controlled” by an “investment company” or a “subsidiary “ of an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Seller is not required to  registered as an “investment company” within the meaning of the meaning of the Investment Company Act of 1940, as amended, in reliance on the exception contained in Section 3(c)(5) thereunder, and Seller is not a “covered fund” as defined under the “Volcker Rule” under C.F.R. 75.10(c)(8).

(b)                                 The definitions in Exhibit I to the Purchase Agreement of the defined terms listed below are hereby amended and restated in their entirety to read as follows”

“Facility Termination Date” means the earlier of (i) June 8, 2016, and (ii) the Amortization Date.

“Fee Letter” means that certain Fee Letter dated June 10, 2015 by and among Seller, the Administrative Agent, the Purchasers and SMBC Nikko

Securities America, Inc., as agent for SMBC, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“LIBOR Market Index Rate” means, for any day, the one-month Eurodollar Rate for U.S. dollar deposits as reported on the Reuters Screen LIBOR01 Page or any other page that may replace such page from time to time for the purpose of displaying offered rates of leading banks for London interbank deposits in United States dollars, as of 11:00 a.m. (London time) on such date, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by the Administrative Agent from another recognized source for interbank quotation), in each case, changing when and as such rate changes; provided, however, that if such one-month Eurodollar Rate for U.S. dollar deposits is a negative number, the “LIBOR Market Index Rate” shall be deemed to be 0%.

“Sale Agreement” means that certain Receivables Sale Agreement, dated as of September 26, 2014, by and between KapStone Kraft Paper Corporation and its Subsidiaries from time to time party thereto, as sellers, and the Seller, as buyer, as the same may be amended, restated or otherwise modified from time to time in accordance with the terms hereof.

(c)                                  Exhibit II-A to the Purchase Agreement is hereby amended and restated in its entirety to read as set forth in Annex 1 hereto.

(d)                                 Exhibit II-B to the Purchase Agreement is hereby amended and restated in its entirety to read as set forth in Annex 2 hereto.

(e)                                  Exhibit III to the Purchase Agreement is hereby amended and restated in its entirety to read as set forth in Annex 3 hereto.

(f)                                   Exhibit IV to the Purchase Agreement is hereby amended and restated in its entirety to read as set forth in Annex 4 hereto.

(g)                                  Exhibit VII to the Purchase Agreement is hereby amended and restated in its entirety to read as set forth in Annex 5 hereto.

(h)                                 Schedule 12.2 to the Purchase Agreement is hereby amended and restated in its entirety to read as set forth in Annex 6 hereto.

(i)                                     Schedule A to the Purchase Agreement is hereby amended and restated in its entirety to read as set forth in Annex 7 hereto.

SECTION 5.                            Effect of Amendment.  Except as specifically amended hereby, the Purchase Agreement and all exhibits and schedules attached thereto shall remain in full force and effect.  This Amendment shall not constitute a novation of the Purchase Agreement, but shall constitute an amendment to the Purchase Agreement and the exhibits attached thereto to the extent set forth herein.

SECTION 6.                            Consent to Other Amendments.  By their signature below, each of the Purchasers hereby consents to Amendment No. 1 to Performance Undertaking of even date herewith by and among the Performance Guarantor, the Seller and the Administrative Agent, and Amendment No. 1 to Receivable Sale Agreement by and among by and among the Originators, the Servicer and KapStone Receivables, LLC (collectively, the “Other Amendments”).

SECTION 7.                            Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

SECTION 8.                            Effectiveness. This Amendment shall become effective on the Amendment Effective Date subject to the prior or contemporaneous satisfaction of each of the following conditions precedent:

1.                                      The Administrative Agent shall have received the following:

(a)                                 Executed copies of this Amendment, duly executed by the parties hereto.

(b)                                 Executed copies of each of the opinions and documents listed on Exhibit A hereto, including, without limitation, the Other Amendments, duly executed by the parties thereto, and each of the opinions and other closing documents required thereunder.

2.                                      Each of the representations and warranties contained in Article III of the Purchase Agreement shall be true and correct in all material respects, it being understood that the foregoing materiality qualifier shall not apply to any representation that itself contains a materiality threshold.

3.                                      All conditions precedent to the effectiveness of each of the Other Amendments shall have been satisfied.

SECTION 9.                            Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of laws principles (other than section 5-1401 of the New York General Obligations law).

SECTION 10.                     Execution in Counterparts; Severability.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

<Signature pages follow>

IN WITNESS WHEREOF, the parties have hereunder set their hands as of the date first above written.

KAPSTONE RECEIVABLES, LLC, AS SELLER

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Treasurer

KAPSTONE PAPER AND PACKAGING CORPORATION, AS THE SERVICER

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Vice President and Chief Financial Officer

WELLS FARGO BANK, N.A.,
AS ADMINISTRATIVE AGENT AND A PURCHASER

By:	/s/ Michael J. Landry
Name:	Michael J. Landry
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
AS A PURCHASER

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH,
AS A PURCHASER

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH
AS A PURCHASER

By:	/s/ Raymond Dizon
Name:	Raymond Dizon
Title:	Exec. Director

By:	/s/ Martin Snyder
Name:	Martin Snyder
Title:	VP

Annex 1

EXHIBIT II-A

FORM OF PURCHASE NOTICE

[Date]

To:                                   Wells Fargo Bank, N.A., individually and as Administrative Agent,

PNC Bank, National Association,

Sumitomo Mitsui Banking Corporation, New York Branch, and

Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Rabobank Nederland), New York Branch

Re:   PURCHASE NOTICE

Ladies and Gentlemen:

Reference is hereby made to the Receivables Purchase Agreement dated as of September 26, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), among KapStone Receivables, LLC (“Seller”), KapStone Paper and Packaging Corporation, as initial Servicer, and the purchasers from time to time party thereto (the “Purchasers”), and Wells Fargo Bank, N.A., as administrative agent for the Purchasers (in such capacity, together with its successors and assigns, the “Administrative Agent”).  Capitalized terms used herein shall have the meanings assigned to such terms in the Receivables Purchase Agreement.

The Administrative Agent and the Purchasers are hereby notified of the following Incremental Purchase:

Aggregate Capital:	$

Wells’ Percentage of Aggregate Capital:	( %)	$

PNC’s Percentage of Aggregate Capital:	( %)	$

SMBC’s Percentage of Aggregate Capital:	( %)	$

Rabobank’s Percentage of Aggregate Capital:	( %)	$

Purchase Date:		, 20

Please transfer the Purchase Price in immediately available funds to the Facility Account specified in the Receivables Purchase Agreement.

In connection with the Incremental Purchase to be made on the above-specified Purchase Date, Seller hereby certifies that the following statements are true on the date hereof, and will be true on the Purchase Date (before and after giving effect to the proposed Incremental Purchase):

(i)                                     the representations and warranties set forth in Article III of the Receivables Purchase Agreement are true and correct in all material respects on and as of the Purchase Date of such Purchase as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall remain true and correct in all material respects as of such earlier date;

(ii)                                  no event has occurred and is continuing, or would result from the proposed Incremental Purchase, that will constitute an Amortization Event or a Potential Amortization Event;

(iii)                               the Facility Termination Date has not occurred;

(iv)                              no Investment Excess exists or will result from such Purchase; and

(v)                                 the Servicer has delivered to the Purchasers on or prior to the date of such Purchase, all Monthly Reports as and when due under the Receivables Purchase Agreement.

Very truly yours,

KAPSTONE RECEIVABLES, LLC

By:
Name:
Title:

Annex 2

EXHIBIT II-B

FORM OF REDUCTION NOTICE

[Date]

To:                                   Wells Fargo Bank, N.A., individually and as Administrative Agent,

PNC Bank, National Association,

Sumitomo Mitsui Banking Corporation, New York Branch, and

Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Rabobank Nederland), New York Branch

Re:   REDUCTION NOTICE

Ladies and Gentlemen:

Reference is hereby made to the Receivables Purchase Agreement dated as of September 26, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), among KapStone Receivables, LLC (“Seller”), KapStone Paper and Packaging Corporation, as initial Servicer, and the purchasers from time to time party thereto (the “Purchasers”), and Wells Fargo Bank, N.A., as administrative agent for the Purchasers (in such capacity, together with its successors and assigns, the “Administrative Agent”).  Capitalized terms used herein shall have the meanings assigned to such terms in the Receivables Purchase Agreement.

The Administrative Agent and the Purchasers are hereby notified of the following Aggregate Reduction:

Aggregate Reduction:	$

Wells’ Percentage of Agg. Reduction:	( %)	$

PNC’s Percentage of Agg. Reduction:	( %)	$

SMBC’s Percentage of Agg. Reduction:	( %)	$

Rabobank’s Percentage of Agg. Reduction:	( %)	$

Proposed Reduction Date:	, 20

Very truly yours,

KAPSTONE RECEIVABLES, LLC

By:
Name:
Title:

Annex 3

EXHIBIT III

SELLER’S CHIEF EXECUTIVE OFFICE, PRINCIPAL PLACE OF BUSINESS, RECORDS LOCATIONS, FEDERAL TAXPAYER ID NUMBER AND ORGANIZATIONAL ID NUMBER

[As delivered to the Administrative Agent and the Purchasers]

Annex 4

Exhibit IV

Lock-Boxes; Collection Accounts; Collection Banks

[As delivered to the Administrative Agent and the Purchasers]

Annex 5

Exhibit VII

Credit and Collection Policy

[As delivered to the Administrative Agent and the Purchasers]

Annex 6

SCHEDULE 12.2

ADDRESSES FOR NOTICES

[As delivered to the Administrative Agent and the Purchasers]

Annex 7

SCHEDULE A
COMMITMENTS

PURCHASER	COMMITMENT
Wells Fargo Bank, N.A.	$130,000,000
PNC Bank, National Association	$75,000,000
Sumitomo Mitsui Banking Corporation	$35,000,000
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Rabobank Nederland)	$35,000,000

Aggregate Commitment	$275,000,000